SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2004

HOST MARRIOTT CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	001-14625	53-0085950
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

6903 Rockledge Drive

Suite 1500

Bethesda, MD 20817

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (240) 744-1000

Item 5.    Other Events

On February 24, 2004, Host Marriott Corporation issued an earnings release announcing its financial results for the fourth quarter and full year ended December 31, 2003. The consolidated balance sheet and statement of operations and other financial data for the fourth quarter and full year 2003 included in the earnings release are filed as Exhibit 99.1 to this report and are incorporated herein by reference.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits

Exhibit No.	Description

99.1	Host Marriott Corporation’s consolidated balance sheet, statements of operations and other financial data for the fourth quarter and full year of 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOST MARRIOTT CORPORATION

February 24, 2004	By:	/s/ Larry K. Harvey
Larry K. Harvey Senior Vice President and Corporate Controller